                                                                   EXHIBIT 10.43

                               AMENDMENT NO. 2 TO
                          LOAN AND SECURITY AGREEMENT

                 AMENDMENT NO. 2, dated as of July 1, 1997, to the LOAN AND SECURITY AGREEMENT, dated as of March 28, 1997, as amended by the FIRST AMENDMENT dated as of April 10, 1997 (the "Loan and Security Agreement"), between FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and DORSEY TRAILERS, INC., a Delaware corporation, with its chief executive offices located at 2727 Paces Ferry Road, One Paces Ferry West, Suite 1700, Atlanta, Georgia 30339.

                                    Preamble

                 The Borrower has requested Foothill to amend the Loan and Security Agreement to (i) extend the inclusion of U.S. Express used trailer inventory (as defined in the Loan and Security Agreement) in the Borrowing Base from June 30, 1997 to September 30, 1997, (ii) increase the interest rate from
1.75 percentage points above the Reference Rate to 2.0 percentage points above the Reference Rate, and (iii) amend the EBITDA and Net Worth financial covenants. Accordingly, the Borrower and Foothill hereby agree as follows:

                 1. Definitions. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

                 2.       U.S. Xpress Used Trailer Inventory.  Subclause
(ii)(c) of Section 2.1(a)(y) of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                          "(C)    prior to October 1, 1997, 40% of the value of
                 U.S. Xpress Used Trailer Inventory, provided that, the amount of this subclause (ii)(C) shall not at any time exceed the amount obtained by multiplying the number of units of U.S. Xpress Used Trailer Inventory at such time by $4,000, without the prior written consent of Foothill, and"

                 3. Interest Rate. Section 2.5(a) of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                          "(a)    Interest Rate.  Except as provided in clause
                 (b) below, all Obligations (except for undrawn Letters of Credit), shall bear interest at a per annum rate of 2.0 percentage points above the Reference Rate."

                 4. Financial Covenants. Section 7.20 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                          "7.20 FINANCIAL COVENANTS.  Fail to maintain:      `

                          (a)     EBITDA.  EBITDA for each period of four
consecutive fiscal quarters of the Borrower (or one fiscal quarter for the fiscal quarter ended June 30, 1997, two fiscal quarters for the fiscal quarter ended September 30, 1997 and three fiscal quarters for the fiscal quarter ended December 31, 1997) for which the last quarter ends on a date set forth below of at least the amount set forth opposite such date:

                Fiscal Quarter Ended                                  EBITDA
                --------------------                                  ------
                June 30, 1997                                     ($2,500,000)
                September 30, 1997                                ($4,000,000)
                December 31, 1997                                 ($5,000,000)
                March 31, 1998                                    ($4,000,000)
                June 30, 1998                                     ($3,000,000)
                September 30, 1998                                ($2,000,000)
                December 31, 1998                                 ($1,000,000)
                March 31, 1999                                     $        0
                June 30, 1999                                      $1,000,000
                September 30, 1999                                 $2,000,000
                December 31, 1999                                  $3,000,000
                March  31, 2000 and thereafter                     $4,000,000

                  (b)     Net Worth. Net Worth of at least the amount indicated below for each date set forth below:
                Fiscal Quarter Ended                        Net Worth
                --------------------                       -----------
                June 30, 1997                              ($3,000,000)
                September 30, 1997                         ($5,500,000)
                December 31, 1997                          ($7,500,000)


                March 31, 1998                             ($7,000,000)
                June 30, 1998                              ($6,500,000)
                September 30, 1998                         ($6,000,000)
                December 31, 1998                          ($5,500,000)
                March 31, 1999                             ($4,500,000)
                June 30, 1999                              ($3,500,000)
                September 30, 1999                         ($2,500,000)
                December 31, 1999                          ($1,500,000)
                March 31, 2000                             ($  500,000)
                June 30, 2000                              $   500,000
                September 30, 2000                         $ 1,000,000
                December 31, 2000                          $ 1,500,000
                March 31, 2001                             $ 2,000,000
                June 30, 2001                              $ 2,500,000
                September 30, 2001                         $ 3,000,000
                December 31, 2001 and thereafter           $ 3,500,000

                 5. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

                          (a)     The representations and warranties contained
in this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.

                          (b)     Foothill shall have received a counterpart of
this Amendment, duly executed by the Borrower.

                          (c)     The Borrower shall pay to Foothill a
non-refundable amendment fee of $20,000, which fee is earned in full on the date hereof.

                          (d)     All legal matters incident to this Amendment
shall be satisfactory to Foothill and its counsel.

                 6. Representations and Warranties. The Borrower hereby represents and warrants to Foothill as follows:

                          (a)     The Borrower (i) is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

                          (b)     The execution, delivery and performance of
this Amendment by the Borrower, and the performance by the Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

                          (c)     This Amendment and the Loan and Security
Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

                          (d)     No authorization or approval or other action
by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Loan and Security Agreement as amended hereby.

                          (e)     The representations and warranties contained
in Section 5 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.

                 7. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to

Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

                 8.       Miscellaneous.

                          (a)     This Amendment may be executed in any number
of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                          (b)     Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                          (c)     This Amendment shall be governed by, and
construed in accordance with, the laws of the State of California.

                          (d)     The Borrower will pay on demand all
reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

                                DORSEY TRAILERS, INC.,
                                a Delaware corporation

                                By:  /s/ T. Charles Chitwood
                                     ---------------------------
                                     Name: T. Charles Chitwood
                                     Title: Vice-President


                                FOOTHILL CAPITAL CORPORATION,
                                a California corporation

                                By:  /s/ Anthony Aloi
                                     --------------------------------
                                     Name: Anthony Aloi
                                     Title: Assistant Vice President